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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 23, 1998


                 The Reynolds and Reynolds Company
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     (Exact name of registrant as specified in its charter)



           Ohio                       1-10147            31-0421120
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(State or other jurisdiction       (Commission          (IRS Employer
   of incorporation)               File Number)       Identification No.)




115 South Ludlow Street,    Dayton, Ohio                 45402
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: 937-485-2000



         N.A.
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(Former name or former address, if changed since last report.)


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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

On October 23, 1998, The Reynolds and Reynolds Company, an Ohio corporation (the "Company") sold substantially all the assets of its Healthcare Systems Division ("HSD") to Thoroughbred Acquisition, Inc., a Georgia corporation and a wholly-owned subsidiary of InfoCure Corporation, a Delaware corporation ("InfoCure") for approximately $50 million (approximately $40 million in cash and the balance in a note) pursuant to an Asset Purchase Agreement dated as of September 28, 1998 by and among the Company, InfoCure and Thoroughbred Acquisition, Inc., as amended by an Amendment dated October 22, 1998.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)     Not applicable

         (b)     Pro forma financial information.

         The following unaudited pro forma condensed balance sheet assumes the sale of HSD occurred on June 30, 1998. The unaudited pro forma statements of income for the nine months ended June 30, 1998 and for the year ended September 30, 1997 assume the sale of HSD had been completed as of October 1, 1996. These pro forma financial statements may not be indicative of the financial position and results of operations that actually would have been obtained if the sale of HSD had been in effect or that may be obtained in the future. Such statements should be read in conjunction with the Company's audited financial statements.



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                        The Reynolds and Reynolds Company
                  Pro Forma Condensed Balance Sheet (Unaudited)
                               As of June 30, 1998
                                 (In thousands)


                                                 The                                Proceeds &
                                                 Company          Less HSD (a)      Expenses (b)     Pro Forma
                                                 -------          ------------      ------------     ---------
INFORMATION SYSTEMS ASSETS
Current Assets
     Cash and Equivalents                        $31,665               ($3)           $40,000         $71,662
     Accounts Receivable                         209,052           (11,779)             2,000         199,273
     Inventories                                  70,428            (2,332)                            68,096
     Other Current Assets                         35,466              (538)                            34,928
     Total Current Assets                        346,611           (14,652)            42,000         373,959
Property, Plant and Equipment, less
     Accumulated Depreciation of $208,223
     for the Company and $203,569 Pro Forma      176,536            (3,399)                           173,137
Goodwill                                          84,500            (9,429)                            75,071
Other Intangible Assets                           16,198            (7,673)                             8,525
Other Assets                                     100,635              (948)             8,000         107,687
Total Information Systems Assets                 724,480           (36,101)            50,000         738,379

FINANCIAL SERVICES ASSETS
Finance Receivables                              396,747                  0                 0         396,747
Cash and Other Assets                                746                  0                 0             746
Total Financial Services Assets                  397,493                  0                 0         397,493

TOTAL ASSETS                                  $1,121,973          ($36,101)           $50,000      $1,135,872

INFORMATION SYSTEMS LIABILITIES
Current Liabilities                             $227,410           ($7,960)           $14,379        $233,829
Long-Term Debt                                   128,157                  0                 0         128,157
Other Liabilities                                 77,146            (2,492)             2,432          77,086
Total Information Systems Liabilities            432,713           (10,452)            16,811         439,072

FINANCIAL SERVICES LIABILITIES
Notes Payable                                    208,263                  0                 0         208,263
Other Liabilities                                 93,377                  0                 0          93,377
Total Financial Services Liabilities             301,640                  0                 0         301,640

SHAREHOLDERS' EQUITY
Capital Stock                                     57,896                  0                 0          57,896
Other Adjustments                                (6,354)                  0                 0         (6,354)
Retained Earnings                                336,078           (25,649)            33,189         343,618
Total Shareholders' Equity                       387,620           (25,649)            33,189         395,160

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY    $1,121,973          ($36,101)           $50,000      $1,135,872

See notes to pro forma condensed financial statements.

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                        The Reynolds and Reynolds Company
                   Pro Forma Statements of Income (Unaudited)
                   For the Nine Months Ended June 30, 1998 and
                        the Year Ended September 30, 1997
                      (In thousands except per share data)

                                                 June 30, 1998                                   September 30, 1997
                                    The                                         The
                                    Company      Less HSD (a)  Pro forma        Company      Less HSD (a) Pro Forma
                                    -------      ------------ ----------        -------      ----------------------

Net Sales and Revenues
   Information Systems
     Products                       $804,073      ($18,875)    $785,198         $984,611      ($22,651)    $961,960
     Services                        310,742       (18,790)     291,952          370,691       (17,695)     352,996
     Total Information Systems     1,114,815       (37,665)   1,077,150        1,355,302       (40,346)   1,314,956
   Financial Services                 25,455              0      25,455           30,383              0      30,383
   Total Net Sales and Revenues    1,140,270       (37,665)   1,102,605        1,385,685       (40,346)   1,345,339

Costs and Expenses
   Costs of Sales
     Products                        495,292       (13,981)     481,311          596,847       (18,935)     577,912
     Services                        124,813       (10,048)     114,765          149,520        (8,917)     140,603
     Total Costs of Sales            620,105       (24,029)     596,076          746,367       (27,852)     718,515
   Selling, General and
     Administrative Expenses         369,308       (24,649)     344,659          472,651       (43,122)     429,529
   Restructuring Charge                    0              0           0           25,339        (1,427)      23,912
   Financial Services                 13,038              0      13,038           15,282              0      15,282
   Total Costs and Expenses        1,002,451       (48,678)     953,773        1,259,639       (72,401)   1,187,238

Operating Income                     137,819         11,013     148,832          126,046         32,055     158,101

Other Charges (Income)
   Interest Expense                   12,597              0      12,597           10,446            (3)      10,443
   Interest Income                   (1,651)             46     (1,605)          (2,355)             49     (2,306)
   Other                               2,007              2       2,009            2,248             21       2,269
   Total Other Charges                12,953             48      13,001           10,339             67      10,406

Income Before Income Taxes           124,866         10,965     135,831          115,707         31,988     147,695
Provision for Income Taxes            48,709          3,984      52,693           56,488         10,716      67,204
Net Income                           $76,157         $6,981     $83,138          $59,219        $21,272     $80,491

Basic Earnings Per Common Share        $0.96          $0.09       $1.04            $0.73          $0.26       $0.99
Diluted Earnings Per Common Share      $0.93          $0.09       $1.02            $0.70          $0.25       $0.96

Average Number of Common Shares
   Outstanding                        79,692         79,692      79,692           81,462         81,462      81,462
Average Number of Common Shares
   and Common Share Equivalents       81,614         81,614      81,614           84,023         84,023      84,023
   Outstanding

See notes to pro forma condensed financial statements.




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                Notes to Pro Forma Condensed Financial Statements

(a) Represents the assets, liabilities, revenues and expenses of the Healthcare Systems Division.

(b) Represents the proceeds from the sale of the Healthcare Systems Division to InfoCure ($40,000 in cash and $10,000 in a five-year note receivable), the accrual of expenses associated with the sale, severance expenses for terminated employees and income taxes due on the gain on sale.



         (c)     Exhibits.

             (2) Asset Purchase Agreement dated as of September 28,1998 by and among The Reynolds and Reynolds Company, InfoCure Corporation and Thoroughbred Acquisition, Inc., and Amendment No. 1 dated as of October 22, 1998.

            (99) Press release dated October 23, 1998 announcing the closing of the sale of the Healthcare Systems Division to InfoCure.


                                   SIGNATURE
                                   ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of theundersigned hereunto duly authorized.

                        The Reynolds and Reynolds Company


Date: November 9, 1998

                                           /s/ David R. Holmes
                                    By:
                                       -------------------------------------
                                            David R. Holmes
                                            Chairman of the Board,
                                            President and
                                            Chief Executive Officer



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